Senior Housing Properties Trust Exhibit 99.2 Second Quarter 2019 Supplemental Operating and Financial Data 845 N New Ballas Court, Creve Coeur, MO Major Tenant: Signature Health Services, Inc. Square Feet: 82,280 All amounts in this report are unaudited.

TABLE OF CONTENTS PAGE CORPORATE INFORMATION 3 Company Profile 4 Investor Information 5 Research Coverage 6 FINANCIALS 7 Key Financial Data 8 Condensed Consolidated Balance Sheets 9 Condensed Consolidated Statements of Income (Loss) 10 TABLE OF CONTENTS TABLE Condensed Consolidated Statements of Income (Loss) (Additional Data) 11 Condensed Consolidated Statements of Cash Flows 12 Debt Summary 14 Debt Maturity Schedule 15 Leverage Ratios, Coverage Ratios and Public Debt Covenants 16 Summary of Capital Expenditures 17 Property Acquisitions / Dispositions Information Since January 1, 2019 18 Calculation and Reconciliation of Net Operating Income (NOI) and Cash Basis NOI 19 Net Operating Income (NOI) and Cash Basis NOI 20 Same Property NOI and Cash Basis NOI 21 Calculation and Reconciliation of Net Operating Income (NOI), Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment for the Three Months Ended June 30, 2019 and 2018 22 Calculation and Reconciliation of Net Operating Income (NOI), Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment for the Six Months Ended June 30, 2019 and 2018 23 Calculation and Reconciliation of EBITDA, EBITDAre and Adjusted EBITDAre 24 Calculation and Reconciliation of Funds From Operations (FFO) and Normalized FFO Attributable to Common Shareholders 25 Definitions of Certain Non-GAAP Financial Measures 26 PORTFOLIO INFORMATION 27 Portfolio Summary by Geographic Diversification and Property Type 28 Portfolio Summary by Property Type and Tenant 29 Occupancy by Property Type and Tenant 30 Rent Coverage by Tenant (Triple Net Leased Senior Living Communities and Wellness Centers) 31 MOB Portfolio Segment and Same Property - Results of Operations (Three Months Ended June 30, 2019 and 2018) 32 MOB Portfolio Segment and Same Property - Results of Operations (Six Months Ended June 30, 2019 and 2018) 33 Triple Net Leased Senior Living Communities Segment and Same Property – Results of Operations 34 Managed Senior Living Communities Segment and Same Property – Results of Operations 35 MOB Leasing Summary 36 Tenants Representing 1% or More of Total Annualized Rental Income 37 Lease Expiration Schedule 38 WARNING CONCERNING FORWARD-LOOKING STATEMENTS 39 Senior Housing Properties Trust 2 Supplemental Operating and Financial Data, June 30, 2019

Senior Housing Properties Trust 3 Supplemental Operating and Financial Data, June 30, 2019 3

COMPANY PROFILE

COMPANY PROFILE

The Company:

Senior Housing Properties Trust, or SNH, we, our or us, is a real estate investment trust, or REIT, which owns properties leased to medical providers, medical related businesses, clinics and biotech laboratory tenants, or MOBs, independent and assisted living communities, continuing care retirement communities, skilled nursing facilities, or SNFs, and wellness centers located throughout the U.S. SNH is a component of 88 market indices and it comprises more than 1% of the following indices as of June 30, 2019: BI North America Healthcare REIT Valuation Peers Index (BIHLCRNP), Solactive US Small Cap High Dividend Index (SOLSMHD), Invesco KBW Premium Yield Equity REIT ETF INAV Index (KBWYIV), Solactive Long Term Care Index (OLDID) and the Bloomberg Real Estate Investment Trust Healthcare Index (BBREHLTH).

Management:

SNH is managed by The RMR Group LLC, the majority owned operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly traded equity REITs and three real estate related operating businesses. In addition to managing SNH, RMR manages Hospitality Properties Trust, a REIT that owns hotels and travel centers, Industrial Logistics Properties Trust, a REIT that owns industrial and logistics properties, and Office Properties Income Trust, a REIT that owns buildings primarily leased to single tenants and those with high credit quality characteristics such as government entities. RMR also provides management services to Five Star Senior Living Inc., a publicly traded operator of senior living communities (including many of the senior living communities that SNH owns), Sonesta International Hotels Corporation, a privately owned operator and franchisor of hotels and cruise ships, and TravelCenters of America LLC, a publicly traded operator and franchisor of travel centers along the U.S. Interstate Highway System and standalone truck services facilities and restaurants. RMR also advises the RMR Real Estate Income Fund, a publicly traded closed end fund that invests in publicly traded securities of real estate companies, and Tremont Mortgage Trust, a publicly traded mortgage REIT that focuses on originating and investing in floating rate first mortgage whole loans, secured by middle market and transitional commercial real estate, through wholly owned SEC registered investment advisory subsidiaries, as well as manages the RMR Office Property Fund, a private, open end core plus fund focused on the acquisition, ownership and leasing of a diverse portfolio of multi-tenant office properties throughout the U.S. As of June 30, 2019, RMR had $30.6 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, over 1,500 properties and more than 50,000 employees. We believe that being managed by RMR is a competitive advantage for SNH because of RMR's depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services.

Corporate Headquarters:

Two Newton Place
255 Washington Street, Suite 300
Newton, MA 02458-1634
(t) (617) 796-8350

Stock Exchange Listing:

Nasdaq

Trading Symbols:

Common Shares: SNH
5.625% Senior Notes due 2042: SNHNI
6.250% Senior Notes due 2046: SNHNL

Senior Unsecured Debt Ratings:

Moody's: Ba1
Standard & Poor's: BBB-

Senior Housing Properties Trust
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4

INVESTOR INFORMATION Board of Trustees John L. Harrington Lisa Harris Jones Jeffrey P. Somers Independent Trustee Lead Independent Trustee Independent Trustee Jennifer B. Clark Adam D. Portnoy Managing Trustee Chair of the Board & Managing Trustee INVESTOR INFORMATION INVESTOR Senior Management Jennifer F. Francis Richard W. Siedel, Jr. President & Chief Operating Officer Chief Financial Officer & Treasurer Contact Information Investor Relations Inquiries Senior Housing Properties Trust Investor and media inquiries should be directed to Two Newton Place Michael Kodesch, Director, Investor Relations, at 255 Washington Street, Suite 300 (617) 796-8234, or mkodesch@snhreit.com. Newton, MA 02458-1634 (t) (617) 796-8350 Financial inquiries should be directed to Richard W. Siedel, Jr. (email) info@snhreit.com Chief Financial Officer & Treasurer, at (617) 796-8350, (website) www.snhreit.com or rsiedel@snhreit.com. Senior Housing Properties Trust 5 Supplemental Operating and Financial Data, June 30, 2019

RESEARCH COVERAGE

RESEARCH COVERAGE

Equity Research Coverage

B. Riley FBR
Bryan Maher
(646) 885-5423
bmaher@brileyfbr.com

JMP Securities
Peter Martin
(415) 835-8904
pmartin@jmpsecurities.com

Morgan Stanley
Vikram Malhotra
(212) 761-7064
vikram.malhotra@morganstanley.com

Raymond James
Jonathan Hughes
(727) 567-2438
jonathan.hughes@raymondjames.com

RBC Capital Markets
Michael Carroll
(440) 715-2649
michael.carroll@rbccm.com

Robert W. Baird & Co.
Drew Babin
(610) 238-6634
dbabin@rwbaird.com

Wells Fargo Securities
Todd Stender
(212) 214-8067
todd.stender@wellsfargo.com

Rating Agencies

Moody's Investors Service
Lori Marks
(212) 553-1098
lori.marks@moodys.com

Standard & Poor's
Michael Souers
(212)-438-2508
michael.souers@spglobal.com

SNH is followed by the equity research analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding SNH's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SNH or its management. SNH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

Senior Housing Properties Trust
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Senior Housing Properties Trust 7 Supplemental Operating and Financial Data, June 30, 2019

KEY FINANCIAL DATA

KEY FINANCIAL DATA

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Selected Balance Sheet Data:					
Total gross assets [1]	$ 8,713,990	$ 8,706,590	$ 8,694,818	$ 9,061,046	$ 8,991,390
Total assets	$ 7,098,710	$ 7,145,900	$ 7,160,426	$ 7,453,444	$ 7,435,636
Total liabilities	$ 4,062,001	$ 4,032,462	$ 3,980,556	$ 4,058,964	$ 3,992,063
Total equity	$ 3,036,709	$ 3,113,438	$ 3,179,870	$ 3,394,480	$ 3,443,573
Selected Income Statement Data:					
Total revenues [2]	$ 262,003	$ 266,286	$ 285,222	$ 278,969	$ 277,202
Net (loss) income	$ (35,816)	$ 31,504	$ (117,182)	$ 47,202	$ 124,988
Net (loss) income attributable to common shareholders	$ (37,229)	$ 30,082	$ (118,543)	$ 45,805	$ 123,587
NOI [3]	$ 141,810	$ 149,064	$ 167,782	$ 162,982	$ 167,146
Adjusted EBITDA*re* [4] [5]	$ 134,626	$ 140,904	$ 117,835	$ 153,134	$ 157,192
FFO attributable to common shareholders[6]	$ 80,227	$ 80,411	$ 115,732	$ 81,554	$ 87,108
Normalized FFO attributable to common shareholders[5] [6]	$ 81,147	$ 88,225	$ 65,080	$ 100,248	$ 104,785
Per Common Share Data (basic and diluted):					
Net (loss) income attributable to common shareholders	$ (0.16)	$ 0.13	$ (0.50)	$ 0.19	$ 0.52
FFO attributable to common shareholders [6]	$ 0.34	$ 0.34	$ 0.49	$ 0.34	$ 0.37
Normalized FFO attributable to common shareholders [5] [6]	$ 0.34	$ 0.37	$ 0.27	$ 0.42	$ 0.44
Dividends:					
Annualized dividend declared per common share [7]	$ 0.60	$ 1.56	$ 1.56	$ 1.56	$ 1.56
Annualized dividend yield (at end of period) [7]	7.3%	13.2%	13.3%	8.9%	8.6%
Normalized FFO attributable to common shareholders payout ratio (basic and diluted) [5][6]	44.1%	105.4%	144.4%	92.9%	88.6%

(1) Total gross assets is total assets plus accumulated depreciation.
(2) During the three months ended December 31, 2018, we recognized $8.0 million of percentage rent for the year ended December 31, 2018.
(3) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with U.S. generally accepted accounting principles, or GAAP, to that amount.
(4) See page 24 for the calculation of EBITDA, EBITDA*re* and Adjusted EBITDA*re* and a reconciliation of net income (loss) determined in accordance with GAAP to these amounts.
(5) Adjusted EBITDA*re* and Normalized FFO attributable to common shareholders include business management incentive fee expense of $40,642, or $0.17 per share, for the three months ended December 31, 2018.
(6) See page 25 for the calculation of FFO attributable to common shareholders and Normalized FFO attributable to common shareholders and a reconciliation of net income (loss) attributable to common shareholders determined in accordance with GAAP to these amounts.
(7) Stated amounts reflect the annualized regular quarterly dividend rates per share. Annualized dividend yield is the annualized dividend declared during the applicable period divided by the closing price of SNH's common shares on The Nasdaq Stock Market LLC at the end of the relevant period.

Senior Housing Properties Trust
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8

CONDENSED CONSOLIDATED BALANCE SHEETS (amounts in thousands, except share data) As of As of June 30, 2019 December 31, 2018 ASSETS Real estate properties: Land $ 842,043 $ 844,567 Buildings and improvements 7,097,545 7,031,733 Total real estate properties, gross 7,939,588 7,876,300 Accumulated depreciation (1,615,280) (1,534,392) Total real estate properties, net 6,324,308 6,341,908 Cash and cash equivalents 48,033 54,976 Restricted cash 13,133 15,095 Acquired real estate leases and other intangible assets, net 383,688 419,244 Other assets, net 329,548 329,203 Total assets $ 7,098,710 $ 7,160,426 LIABILITIES AND SHAREHOLDERS' EQUITY Unsecured revolving credit facility $ 690,000 $ 139,000 Unsecured term loans, net 548,699 548,286 Senior unsecured notes, net 1,818,923 2,216,945 Secured debt and capital leases, net 699,640 744,186 Accrued interest 25,417 26,182 Assumed real estate lease obligations, net 81,534 86,304 Other liabilities 197,788 219,653 Total liabilities 4,062,001 3,980,556 Commitments and contingencies Equity: Equity attributable to common shareholders: CONDENSED CONSOLIDATED BALANCE SHEETS CONDENSED CONSOLIDATED Common shares of beneficial interest, $.01 par value: 300,000,000 shares authorized, 237,740,761 and 237,729,900 shares issued and outstanding at June 30, 2019 and December 31, 2018, respectively 2,377 2,377 Additional paid in capital 4,611,993 4,611,419 Cumulative net income 2,133,649 2,140,796 Cumulative other comprehensive loss (129) (266) Cumulative distributions (3,859,587) (3,731,214) Total equity attributable to common shareholders 2,888,303 3,023,112 Noncontrolling interest: Total equity attributable to noncontrolling interest 148,406 156,758 Total equity 3,036,709 3,179,870 Total liabilities and equity $ 7,098,710 $ 7,160,426 Senior Housing Properties Trust 9 Supplemental Operating and Financial Data, June 30, 2019

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (amounts in thousands, except per share data) For the Three Months Ended June 30, For the Six Months Ended June 30, 2019 2018 2019 2018 Revenues: Rental income $ 153,097 $ 174,585 $ 311,338 $ 348,313 Residents fees and services 108,906 102,617 216,951 204,659 Total revenues 262,003 277,202 528,289 552,972 Expenses: Property operating expenses 120,193 110,056 237,415 218,154 Depreciation and amortization 73,924 72,300 146,154 142,639 General and administrative 8,867 29,078 18,683 54,196 Acquisition and certain other transaction related costs 903 67 8,717 87 Impairment of assets 2,213 548 8,419 548 Total expenses 206,100 212,049 419,388 415,624 Gain on sale of properties 17,832 80,762 17,710 261,916 Dividend income 923 659 1,846 1,318 Unrealized gains and losses on equity securities, net (64,448) 23,265 (41,516) 50,506 Interest and other income 238 60 352 114 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $1,519, $1,542, $3,171, and $2,953, respectively) (46,412) (44,813) (92,023) (88,365) Loss on early extinguishment of debt (17) — (17) (130) (Loss) income from continuing operations before income tax benefit (expense) and equity in earnings of an investee (35,981) 125,086 (4,747) 362,707 Income tax benefit (expense) 35 (105) (99) (365) Equity in earnings of an investee 130 7 534 51 Net (loss) income (35,816) 124,988 (4,312) 362,393 Net income attributable to noncontrolling interest (1,413) (1,401) (2,835) (2,784) Net (loss) income attributable to common shareholders $ (37,229) $ 123,587 $ (7,147) $ 359,609 Weighted average common shares outstanding (basic) 237,580 237,487 237,574 237,483 Weighted average common shares outstanding (diluted) 237,580 237,529 237,574 237,506 CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) STATEMENTS CONDENSED CONSOLIDATED Per common share data (basic and diluted): Net (loss) income attributable to common shareholders $ (0.16) $ 0.52 $ (0.03) $ 1.51 Senior Housing Properties Trust 10 Supplemental Operating and Financial Data, June 30, 2019

DATA) DATA) CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (ADDITIONAL DATA) (dollars in thousands) For the Three Months Ended June 30, For the Six Months Ended June 30, 2019 2018 2019 2018 Additional Data: General and administrative expenses / total assets (at end of period) (1) 0.1% 0.4% 0.3% 0.7% Business management incentive fees (2) $ — $ 17,610 $ — $ 31,957 Straight line rent included in rental income (3) $ 430 $ 3,030 $ 2,364 $ 6,023 Lease value amortization included in rental income (3) $ 1,555 $ 1,416 $ 3,080 $ 2,797 Non-cash stock based compensation $ 392 $ 788 $ 607 $ 974 Non-cash amortization included in property operating expenses (4) $ 199 $ 199 $ 398 $ 398 Non-cash amortization included in general and administrative expenses (4) $ 743 $ 743 $ 1,487 $ 1,487 (1) General and administrative expenses include business management incentive fee expense of $17,610 and $31,957 for the three and six months ended June 30, 2018, respectively. (2) Incentive fees under our business management agreement with The RMR Group LLC, or RMR LLC, are payable after the end of each calendar year, are calculated based on common share total return, as defined, compared to returns for the SNL U.S. REIT Healthcare index over the applicable measurement period and are included in general and administrative expense in our condensed consolidated statements of income (loss). (3) We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any. (4) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in shares of The RMR Group Inc., or RMR Inc., class A common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fees expense and property management fees expense, which are included in general and administrative expenses and property operating expenses, respectively. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) (ADDITIONAL STATEMENTS CONDENSED CONSOLIDATED Senior Housing Properties Trust 11 Supplemental Operating and Financial Data, June 30, 2019

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (amounts in thousands) For the Six Months Ended June 30, 2019 2018 Cash flows from operating activities: Net (loss) income $ (4,312) $ 362,393 Adjustments to reconcile net (loss) income to cash provided by operating activities: Depreciation and amortization 146,154 142,639 Net amortization of debt premiums, discounts and issuance costs 3,171 2,953 Straight line rental income (2,364) (6,023) Amortization of acquired real estate leases and other intangible assets (3,080) (2,797) Loss on early extinguishment of debt 17 130 Gain on sale of properties (17,710) (261,916) Unrealized gains and losses on equity securities, net 41,516 (50,506) Impairment of assets 8,419 548 Other non-cash adjustments (1,885) (1,886) Equity in earnings of an investee (534) (51) Change in assets and liabilities: Other assets 9,370 4,742 Accrued interest (765) 8,028 Other liabilities (52,123) (19,130) Net cash provided by operating activities 125,874 179,124 Cash flows from investing activities: Real estate acquisitions and deposits — (129,493) Real estate improvements (135,750) (41,061) Proceeds from sale of properties 34,116 332,389 Net cash (used in) provided by investing activities (101,634) 161,835 Cash flows from financing activities: Proceeds from issuance of unsecured senior notes, net of discount — 491,560 Proceeds from borrowings on revolving credit facility 730,000 429,000 Repayments of borrowings on revolving credit facility (179,000) (961,000) Redemption of senior notes (400,000) — Repayment of other debt (44,552) (7,832) Loss on extinguishment of debt settled in cash — (130) Payment of debt issuance costs — (4,296) CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONDENSED CONSOLIDATED Repurchase of common shares (33) (90) Distributions to noncontrolling interest (11,187) (10,781) Distributions to shareholders (128,373) (185,350) Net cash used in financing activities (33,145) (248,919) Senior Housing Properties Trust 12 Supplemental Operating and Financial Data, June 30, 2019

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (amounts in thousands) For the Six Months Ended June 30, 2019 2018 (Decrease) increase in cash and cash equivalents and restricted cash $ (8,905) $ 92,040 (CONTINUED) Cash and cash equivalents and restricted cash at beginning of period 70,071 47,321 Cash and cash equivalents and restricted cash at end of period $ 61,166 $ 139,361 Supplemental cash flow information: Interest paid $ 90,061 $ 77,385 Income taxes paid $ 431 $ 439 Non-cash investing activities: Acquisitions funded by assumed debt $ — $ (44,386) Non-cash financing activities: Assumption of mortgage notes payable $ — $ 44,386 Supplemental disclosure of cash and cash equivalents and restricted cash The following table provides a reconciliation of cash and cash equivalents and restricted cash reported within our condensed consolidated balance sheets to the amount shown in our condensed consolidated statements of cash flows: As of June 30, 2019 2018 Cash and cash equivalents $ 48,033 $ 30,657 Restricted cash 13,133 108,704 Total cash and cash equivalents and restricted cash shown in our condensed consolidated statements of cash flows $ 61,166 $ 139,361 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS STATEMENTS CONDENSED CONSOLIDATED Senior Housing Properties Trust 13 Supplemental Operating and Financial Data, June 30, 2019

DEBT SUMMARY

DEBT SUMMARY

(dollars in thousands)

As of June 30, 2019

	Coupon Rate	Interest Rate (1)	Principal Balance (2)	Maturity Date	Due at Maturity	Years to Maturity
Unsecured Debt:						
Unsecured Floating Rate Debt:						
Unsecured revolving credit facility (LIBOR + 120 b.p.) (3)	3.572%	3.572%	$ 690,000	1/15/2022	$ 690,000	2.5
Unsecured term loan (LIBOR + 140 b.p.)	3.840%	3.840%	350,000	1/15/2020	350,000	0.5
Unsecured term loan (LIBOR + 135 b.p.)	3.752%	3.752%	200,000	9/28/2022	200,000	3.2
Weighted average rate / total unsecured floating rate debt	**3.677%**	**3.677%**	**$ 1,240,000**		**$ 1,240,000**	**2.1**
Unsecured Fixed Rate Debt:						
Senior notes due 2020	6.750%	6.900%	$ 200,000	4/15/2020	$ 200,000	0.8
Senior notes due 2021	6.750%	7.000%	300,000	12/15/2021	300,000	2.5
Senior notes due 2024	4.750%	4.790%	250,000	5/1/2024	250,000	4.8
Senior notes due 2028	4.750%	4.966%	500,000	2/15/2028	500,000	8.6
Senior notes due 2042	5.625%	5.625%	350,000	8/1/2042	350,000	23.1
Senior notes due 2046	6.250%	6.250%	250,000	2/1/2046	250,000	26.6
Weighted average rate / total unsecured fixed rate debt	**5.659%**	**5.779%**	**$ 1,850,000**		**$ 1,850,000**	**11.4**
Weighted average rate / total unsecured debt	**4.863%**	**4.936%**	**$ 3,090,000**		**$ 3,090,000**	**7.7**
Secured Debt:						
Secured Fixed Rate Debt:						
Mortgage - secured by 1 property	7.490%	7.490%	1,738	1/1/2022	61	2.5
Mortgage - secured by 1 property	6.280%	5.170%	12,834	7/1/2022	10,744	3.0
Mortgage - secured by 1 property	4.850%	3.790%	11,071	10/1/2022	10,287	3.3
Mortgage - secured by 2 properties	5.750%	5.110%	16,287	10/6/2022	15,182	3.3
Mortgage - secured by 1 property	6.640%	4.920%	16,251	6/1/2023	14,522	3.9
Capital leases - 2 properties	7.700%	7.700%	9,361	4/30/2026	155	6.8
Mortgages - secured by 2 properties (4)	3.530%	3.530%	620,000	8/6/2026	620,000	7.1
Mortgage - secured by 1 property	6.250%	6.250%	1,691	3/1/2026	18	6.7
Mortgage - secured by 1 property	4.444%	4.444%	10,795	7/1/2043	1,698	24.0
Weighted average rate / total secured fixed rate debt	**3.811%**	**3.719%**	**$ 700,028**		**$ 672,667**	**7.1**
Weighted average rate / total debt	**4.669%**	**4.711%**	**$ 3,790,028**		**$ 3,762,667**	**7.6**

(1) Includes the effect of mark to market accounting for certain assumed mortgages and premiums and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs.
(2) The principal balances are the amounts actually payable pursuant to contracts. In accordance with GAAP, our carrying values and recorded interest expense may be different because of market conditions at the time we assumed certain of these debts.
(3) Represents amount outstanding under our $1,000,000 revolving credit facility. Interest rate is as of June 30, 2019 and excludes the 25 basis points facility fee. Upon payment of an extension fee and our meeting certain conditions, we have the option to extend the maturity date by one year.
(4) The properties encumbered by these mortgages are owned in a joint venture arrangement in which we own a 55% equity interest. The principal amounts listed in the table for these debts have not been adjusted to reflect the equity interests in the joint venture that we do not own.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2019
14

DEBT MATURITY SCHEDULE (dollars in thousands) As of June 30, 2019 Unsecured Unsecured Secured Floating % of Fixed % of Fixed Rate % of % of Year Rate Debt Total Rate Debt Total Debt (1) Total Total Total 2019 $ — $ — $ 1,792 $ 1,792 2020 350,000 200,000 3,799 553,799 2021 — 300,000 4,097 304,097 2022 890,000 (2) — 39,372 929,372 2023 — — 16,673 16,673 2024 — 250,000 2,110 252,110 DEBT MATURITY SCHEDULE DEBT MATURITY 2025 — — 2,295 2,295 2026 — — 620,973 620,973 2027 — — 302 302 Thereafter — 1,100,000 8,615 1,108,615 Principal balance $ 1,240,000 $ 1,850,000 $ 700,028 $ 3,790,028 Unamortized debt issuance costs, premiums and discounts (1,301) (31,077) (388) (32,766) Total debt, net $ 1,238,699 33.0% $ 1,818,923 48.4% $ 699,640 18.6% $ 3,757,262 100.0% (1) Includes $9,361 of capital lease obligations due through April 2026. (2) Includes $690,000 outstanding under our $1,000,000 revolving credit facility at June 30, 2019. Upon payment of an extension fee and our meeting certain conditions, we have the option to extend the maturity date by one year. Senior Housing Properties Trust 15 Supplemental Operating and Financial Data, June 30, 2019

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS

	As of and For the Three Months Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Leverage Ratios:					
Net debt (1) / total gross assets (2)	42.9%	42.8%	41.7%	40.8%	40.9%
Net debt (1) / gross book value of real estate assets (3)	43.1%	43.4%	42.1%	42.1%	42.0%
Net debt (1) / total market capitalization (4)	65.0%	56.8%	56.1%	46.7%	45.9%
Secured debt (1) / total assets	9.9%	10.4%	10.4%	10.0%	11.3%
Variable rate debt (1) / net debt (1)	33.1%	20.8%	19.0%	20.2%	16.7%
Coverage Ratios:					
Net debt (1) / annualized Adjusted EBITDA*re* (5) (6)	6.9x	6.6x	6.4x	6.0x	5.8x
Adjusted EBITDA*re* (5) (6) / interest expense	2.9x	3.1x	2.6x	3.4x	3.5x
Public Debt Covenants:					
Total debt / adjusted total assets (7) - allowable maximum 60.0%	43.1%	43.0%	42.2%	41.2%	41.3%
Secured debt / adjusted total assets (7) - allowable maximum 40.0%	8.0%	8.5%	8.5%	8.2%	9.4%
Consolidated income available for debt service (8) / debt service - required minimum 1.50x	2.97x	3.02x	3.83x	3.05x	3.21x
Total unencumbered assets (7) / unsecured debt - required minimum 150.0%	241.4%	243.3%	249.6%	256.4%	256.8%

(1) Debt amounts reflect the principal balances as of the date presented. Net debt is total debt less cash.
(2) Total gross assets is total assets plus accumulated depreciation.
(3) Gross book value of real estate assets is real estate assets at cost plus certain acquisition costs, before depreciation and purchase price allocations, less impairment writedowns, if any. Excludes properties classified as held for sale, if any.
(4) Total market capitalization is total debt plus the market value of our common shares at the end of the applicable period.
(5) See page 24 for the calculation of Adjusted EBITDA*re* and a reconciliation of net income (loss) determined in accordance with GAAP to that amount.
(6) Adjusted EBITDA*re* includes business management incentive fee expense of $40,642 for the three months ended December 31, 2018. Excluding business management incentive fee expense, net debt / annualized Adjusted EBITDA*re* and Adjusted EBITDA*re* / interest expense would have been 5.9x and 3.5x, respectively, for the three months ended December 31, 2018.
(7) Adjusted total assets and total unencumbered assets include original cost of real estate assets calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and exclude accounts receivable and intangible assets.
(8) Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment, unrealized gains or losses on equity securities, gains or losses on sales of properties and early extinguishment of debt, determined together with debt service for the applicable period.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2019

16

SUMMARY OF CAPITAL EXPENDITURES

SUMMARY OF CAPITAL EXPENDITURES

(dollars and sq. ft. in thousands, except per sq. ft. and unit data)

	For the Three Months Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
MOB tenant improvements (1)	$ 2,008	$ 5,000	$ 4,283	$ 5,073	$ 1,089
MOB leasing costs (2)	1,144	4,132	845	3,686	1,225
MOB building improvements (3)	2,929	995	6,665	3,831	3,127
Managed senior living communities capital improvements	3,487	3,312	3,518	3,721	3,355
Recurring capital expenditures (4)(5)	$ 9,568	$ 13,439	$ 15,311	$ 16,311	$ 8,796
MOB avg. sq. ft. during period	12,460	12,574	12,600	12,600	12,601
Managed senior living communities avg. units during period	9,925	9,766	9,641	9,513	9,374
MOB building improvements per avg. sq. ft. during period	$ 0.24	$ 0.08	$ 0.53	$ 0.30	$ 0.25
Managed senior living communities capital improvements per avg. unit during period	$ 351	$ 339	$ 365	$ 391	$ 358
Development, redevelopment and other activities - MOBs (6)	$ 9,285	$ 6,059	$ 6,924	$ 1,072	$ 1,549
Development, redevelopment and other activities - Managed senior living communities (4)	9,798	9,079	7,144	9,051	8,109
Total development, redevelopment and other activities (4)(5)	$ 19,083	$ 15,138	$ 14,068	$ 10,123	$ 9,658

(1) MOB tenant improvements generally include capital expenditures to improve tenants' space or amounts paid directly to tenants to improve their space.

(2) MOB leasing costs generally include leasing related costs, such as brokerage commissions and tenant inducements.

(3) MOB building improvements generally include expenditures to replace obsolete building components that extend the useful life of existing assets.

(4) During the three months ended June 30, 2019, we invested $182 in revenue producing capital improvements at certain of our triple net leased senior living communities leased to private operators, and as a result, annual rents payable to us increased by approximately $5 pursuant to the terms of the applicable leases. These capital improvements are not included in the table above.

(5) During the three months ended June 30, 2019, we purchased $63,709 of fixed assets and capital improvements related to certain of our senior living communities leased to Five Star Senior Living Inc., or Five Star, including $49,155 of fixed assets and capital improvements that were purchased pursuant to the transaction agreement, or the Transaction Agreement, we and Five Star entered into in April 2019. Pursuant to the Transaction Agreement, annual rents payable to us by Five Star did not increase as a result of the purchase of these capital improvements; therefore, these fixed asset and capital improvements are not included in the table above.

(6) Development, redevelopment and other activities generally include (1) capital expenditures that are identified at the time a property is acquired and incurred within a short period after such acquisition and (2) capital expenditures that reposition a property or result in new sources of revenue.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2019

17

PROPERTY ACQUISITIONS / DISPOSITIONS INFORMATION SINCE JANUARY 1, 2019

SNH

PROPERTY ACQUISITIONS / DISPOSITIONS INFORMATION SINCE JANUARY 1, 2019

(dollars in thousands)

Acquisitions:

We have not acquired any properties since January 1, 2019.

Dispositions: (1)

Date Sold	Location	Type of Property	Number of Buildings	Gross Sales Price (2)
2/21/2019	Alachua, FL	Life Science	1	$ 2,900
3/28/2019	Millbury, MA	Medical Office	1	75
5/1/2019	Various	Skilled Nursing Facility	3	21,500
5/9/2019	Thornton, CO	Medical Office	1	2,590
6/3/2019	Milford, MA	Medical Office	1	925
6/5/2019	Worcester, MA	Medical Office	2	3,659
6/14/2019	Various	Medical Office	2	1,748
6/19/2019	Westborough, MA	Medical Office	2	1,710
7/17/2019	Worcester, MA	Medical Office	1	2,750
7/18/2019	Spencer, MA	Medical Office	1	605
7/25/2019	Worcester, MA	Medical Office	1	1,600
		Total Dispositions	16	$ 40,062

(1) As of August 7, 2019, we have two MOBs, 28 SNFs, one independent living facility and three assisted living facilities under agreements to sell for an aggregate sales price of approximately $156,971, excluding closing costs.

(2) Represents the gross contract sales price, excluding closing costs.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2019
18

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI) AND CASH BASIS NOI

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI) AND CASH BASIS NOI [(1)]

(amounts in thousands)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Calculation of NOI and Cash Basis NOI:							
Revenues:							
Rental income	$ 153,097	$ 158,241	$ 178,680	$ 173,648	$ 174,585	$ 311,338	$ 348,313
Residents fees and services	108,906	108,045	106,542	105,321	102,617	216,951	204,659
Total revenues	262,003	266,286	285,222	278,969	277,202	528,289	552,972
Property operating expenses	(120,193)	(117,222)	(117,440)	(115,987)	(110,056)	(237,415)	(218,154)
Property NOI	141,810	149,064	167,782	162,982	167,146	290,874	334,818
Non-cash straight line rent adjustments	(430)	(1,934)	(1,720)	(2,484)	(3,030)	(2,364)	(6,023)
Lease value amortization	(1,555)	(1,525)	(1,497)	(1,493)	(1,416)	(3,080)	(2,797)
Non-cash amortization included in property operating expenses [(2)]	(199)	(199)	(200)	(199)	(199)	(398)	(398)
Cash Basis NOI	$ 139,626	$ 145,406	$ 164,365	$ 158,806	$ 162,501	$ 285,032	$ 325,600
Reconciliation of Net (Loss) Income to NOI and Cash Basis NOI:							
Net (loss) income	$ (35,816)	$ 31,504	$ (117,182)	$ 47,202	$ 124,988	$ (4,312)	$ 362,393
Equity in (earnings) losses of an investee	(130)	(404)	366	(831)	(7)	(534)	(51)
Income tax (benefit) expense	(35)	134	32	79	105	99	365
Loss (gain) on early extinguishment of debt	17	—	—	(108)	—	17	130
Interest expense	46,412	45,611	45,506	45,416	44,813	92,023	88,365
Interest and other income	(238)	(114)	(305)	(248)	(60)	(352)	(114)
Unrealized losses (gains) on equity investments, net	64,448	(22,932)	106,367	(35,137)	(23,265)	41,516	(50,506)
Dividend income	(923)	(923)	(923)	(660)	(659)	(1,846)	(1,318)
(Gain) loss on sale of properties	(17,832)	122	—	—	(80,762)	(17,710)	(261,916)
Impairment of assets	2,213	6,206	61,273	4,525	548	8,419	548
Acquisition and certain other transaction related costs	903	7,814	56	51	67	8,717	87
General and administrative	8,867	9,816	657	31,032	29,078	18,683	54,196
Depreciation and amortization	73,924	72,230	71,935	71,661	72,300	146,154	142,639
Property NOI	141,810	149,064	167,782	162,982	167,146	290,874	334,818
Non-cash amortization included in property operating expenses [(2)]	(199)	(199)	(200)	(199)	(199)	(398)	(398)
Lease value amortization	(1,555)	(1,525)	(1,497)	(1,493)	(1,416)	(3,080)	(2,797)
Non-cash straight line rent adjustments	(430)	(1,934)	(1,720)	(2,484)	(3,030)	(2,364)	(6,023)
Cash Basis NOI	$ 139,626	$ 145,406	$ 164,365	$ 158,806	$ 162,501	$ 285,032	$ 325,600

(1) See Definitions of Certain Non-GAAP Financial Measures on page 26 for a definition of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in shares of RMR Inc. class A common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2019

19

NET OPERATING INCOME (NOI) AND CASH BASIS NOI

NET OPERATING INCOME (NOI) AND CASH BASIS NOI (1)

(dollars in thousands)

	For the Three Months Ended			For the Six Months Ended		
	6/30/2019	6/30/2018	% Change	6/30/2019	6/30/2018	% Change
NOI:						
Life Science	$ 38,659	$ 37,726	2.5 %	$ 75,675	$ 74,595	1.4 %
Medical Office	33,201	34,945	(5.0)%	67,229	68,289	(1.6)%
Total MOB Portfolio	71,860	72,671	(1.1)%	142,904	142,884	0.0 %
Triple Net Leased Senior Living Communities	44,037	66,113	(33.4)%	94,357	134,088	(29.6)%
Managed Senior Living Communities	21,238	23,744	(10.6)%	44,238	48,626	(9.0)%
Total Senior Living Communities	65,275	89,857	(27.4)%	138,595	182,714	(24.1)%
Non-Segment (2)	4,675	4,618	1.2 %	9,375	9,220	1.7 %
Total	$ 141,810	$ 167,146	(15.2)%	$ 290,874	$ 334,818	(13.1)%
Cash Basis NOI:						
Life Science	$ 36,521	$ 34,142	7.0 %	$ 71,371	$ 67,395	5.9 %
Medical Office	33,339	34,631	(3.7)%	66,058	67,830	(2.6)%
Total MOB Portfolio	69,860	68,773	1.6 %	137,429	135,225	1.6 %
Triple Net Leased Senior Living Communities	43,796	65,558	(33.2)%	93,876	132,914	(29.4)%
Managed Senior Living Communities	21,238	23,744	(10.6)%	44,238	48,626	(9.0)%
Total Senior Living Communities	65,034	89,302	(27.2)%	138,114	181,540	(23.9)%
Non-Segment (2)	4,732	4,426	6.9 %	9,489	8,835	7.4 %
Total	$ 139,626	$ 162,501	(14.1)%	$ 285,032	$ 325,600	(12.5)%

(1) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and pages 22 - 23 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from NOI by segment.

(2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2019

20

SAME PROPERTY NOI AND CASH BASIS NOI

SAME PROPERTY NOI AND CASH BASIS NOI (1)

(dollars in thousands)

	For the Three Months Ended (2)			For the Six Months Ended (3)		
	6/30/2019	6/30/2018	% Change	6/30/2019	6/30/2018	% Change
NOI:						
Life Science	$ 38,664	$ 37,722	2.5 %	$ 72,383	$ 71,589	1.1 %
Medical Office	32,092	32,767	(2.1)%	62,951	63,157	(0.3)%
Total MOB Portfolio	70,756	70,489	0.4 %	135,334	134,746	0.4 %
Triple Net Leased Senior Living Communities	43,414	61,360	(29.2)%	92,848	122,705	(24.3)%
Managed Senior Living Communities	21,716	23,790	(8.7)%	44,384	47,483	(6.5)%
Total Senior Living Communities	65,130	85,150	(23.5)%	137,232	170,188	(19.4)%
Non-Segment (4)	4,675	4,618	1.2 %	9,375	9,220	1.7 %
Total	$ 140,561	$ 160,257	(12.3)%	$ 281,941	$ 314,154	(10.3)%
Cash Basis NOI:						
Life Science	$ 36,527	$ 34,140	7.0 %	$ 68,203	$ 64,560	5.6 %
Medical Office	32,096	32,204	(0.3)%	61,397	62,264	(1.4)%
Total MOB Portfolio	68,623	66,344	3.4 %	129,600	126,824	2.2 %
Triple Net Leased Senior Living Communities	43,173	60,992	(29.2)%	92,367	121,970	(24.3)%
Managed Senior Living Communities	21,716	23,790	(8.7)%	44,384	47,483	(6.5)%
Total Senior Living Communities	64,889	84,782	(23.5)%	136,751	169,453	(19.3)%
Non-Segment (4)	4,732	4,426	6.9 %	9,489	8,835	7.4 %
Total	$ 138,244	$ 155,552	(11.1)%	$ 275,840	$ 305,112	(9.6)%

(1) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and pages 22 - 23 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from NOI by segment.

(2) Consists of properties owned continuously and properties owned and managed continuously by the same operator since April 1, 2018 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any.

(3) Consists of properties owned continuously and properties owned and managed continuously by the same operator since January 1, 2018 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any.

(4) Includes the operating results of certain properties that offer wellness, fitness and spa services to members.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2019

21

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI), CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT FOR THE THREE MONTHS ENDED JUNE 30, 2019 AND 2018

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI), CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT [(1)]

(dollars in thousands)

	For the Three Months Ended June 30, 2019					For the Three Months Ended June 30, 2018				
Calculation of NOI and Cash Basis NOI:	MOBs	Triple Net Leased Senior Living Communities	Managed Senior Living Communities	Non-Segment [(2)]	Total	MOBs	Triple Net Leased Senior Living Communities	Managed Senior Living Communities	Non-Segment [(2)]	Total
Rental income / residents fees and services	$ 104,385	$ 44,037	$ 108,906	$ 4,675	$ 262,003	$ 103,854	$ 66,113	$ 102,617	$ 4,618	$ 277,202
Property operating expenses	(32,525)	—	(87,668)	—	(120,193)	(31,183)	—	(78,873)	—	(110,056)
Property NOI	$ 71,860	$ 44,037	$ 21,238	$ 4,675	$ 141,810	$ 72,671	$ 66,113	$ 23,744	$ 4,618	$ 167,146
NOI change	(1.1)%	(33.4)%	(10.6)%	1.2%	(15.2)%					
Property NOI	$ 71,860	$ 44,037	$ 21,238	$ 4,675	$ 141,810	$ 72,671	$ 66,113	$ 23,744	$ 4,618	$ 167,146
Less:										
Non-cash straight line rent adjustments	302	241	—	(113)	430	2,338	555	—	137	3,030
Lease value amortization	1,499	—	—	56	1,555	1,361	—	—	55	1,416
Non-cash amortization included in property operating expenses [(3)]	199	—	—	—	199	199	—	—	—	199
Cash Basis NOI	$ 69,860	$ 43,796	$ 21,238	$ 4,732	$ 139,626	$ 68,773	$ 65,558	$ 23,744	$ 4,426	$ 162,501
Cash Basis NOI change	1.6 %	(33.2)%	(10.6)%	6.9%	(14.1)%					
Reconciliation of NOI to Same Property NOI:										
Property NOI	$ 71,860	$ 44,037	$ 21,238	$ 4,675	$ 141,810	$ 72,671	$ 66,113	$ 23,744	$ 4,618	$ 167,146
Less:										
NOI not included in same property	1,104	623	(478)	—	1,249	2,182	4,753	(46)	—	6,889
Same property NOI [(4)]	$ 70,756	$ 43,414	$ 21,716	$ 4,675	$ 140,561	$ 70,489	$ 61,360	$ 23,790	$ 4,618	$ 160,257
Same property NOI change	0.4 %	(29.2)%	(8.7)%	1.2%	(12.3)%					
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:										
Same property NOI [(4)]	$ 70,756	$ 43,414	$ 21,716	$ 4,675	$ 140,561	$ 70,489	$ 61,360	$ 23,790	$ 4,618	$ 160,257
Less:										
Non-cash straight line rent adjustments	436	241	—	(113)	564	2,583	368	—	137	3,088
Lease value amortization	1,501	—	—	56	1,557	1,368	—	—	55	1,423
Non-cash amortization included in property operating expenses [(3)]	196	—	—	—	196	194	—	—	—	194
Same property cash basis NOI [(4)]	$ 68,623	$ 43,173	$ 21,716	$ 4,732	$ 138,244	$ 66,344	$ 60,992	$ 23,790	$ 4,426	$ 155,552
Same property cash basis NOI change	3.4 %	(29.2)%	(8.7)%	6.9%	(11.1)%					

(1) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and Definitions of Certain Non-GAAP Financial Measures on page 26 for a definition of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members.

(3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in shares of RMR Inc. class A common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses.

(4) Consists of properties owned continuously and properties owned and managed continuously by the same operator since April 1, 2018 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2019

22

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI), CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT FOR THE SIX MONTHS ENDED JUNE 30, 2019 AND 2018

CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI), CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT (1)

(dollars in thousands)

	For the Six Months Ended June 30, 2019					For the Six Months Ended June 30, 2018				
Calculation of NOI and Cash Basis NOI:	MOBs	Triple Net Leased Senior Living Communities	Managed Senior Living Communities	Non-Segment (2)	Total	MOBs	Triple Net Leased Senior Living Communities	Managed Senior Living Communities	Non-Segment (2)	Total
Rental income / residents fees and services	$ 207,606	$ 94,357	$ 216,951	$ 9,375	$ 528,289	$ 205,005	$ 134,088	$ 204,659	$ 9,220	$ 552,972
Property operating expenses	(64,702)	—	(172,713)	—	(237,415)	(62,121)	—	(156,033)	—	(218,154)
Property NOI	$ 142,904	$ 94,357	$ 44,238	$ 9,375	$ 290,874	$ 142,884	$ 134,088	$ 48,626	$ 9,220	$ 334,818
NOI change	0.0%	(29.6)%	(9.0)%	1.7%	(13.1)%					
Property NOI	$ 142,904	$ 94,357	$ 44,238	$ 9,375	$ 290,874	$ 142,884	$ 134,088	$ 48,626	$ 9,220	$ 334,818
Less:										
Non-cash straight line rent adjustments	2,108	481	—	(225)	2,364	4,574	1,174	—	275	6,023
Lease value amortization	2,969	—	—	111	3,080	2,687	—	—	110	2,797
Non-cash amortization included in property operating expenses (3)	398	—	—	—	398	398	—	—	—	398
Cash Basis NOI	$ 137,429	$ 93,876	$ 44,238	$ 9,489	$ 285,032	$ 135,225	$ 132,914	$ 48,626	$ 8,835	$ 325,600
Cash Basis NOI change	1.6%	(29.4)%	(9.0)%	7.4%	(12.5)%					
Reconciliation of NOI to Same Property NOI:										
Property NOI	$ 142,904	$ 94,357	$ 44,238	$ 9,375	$ 290,874	$ 142,884	$ 134,088	$ 48,626	$ 9,220	$ 334,818
Less:										
NOI not included in same property	7,570	1,509	(146)	—	8,933	8,138	11,383	1,143	—	20,664
Same property NOI (4)	$ 135,334	$ 92,848	$ 44,384	$ 9,375	$ 281,941	$ 134,746	$ 122,705	$ 47,483	$ 9,220	$ 314,154
Same property NOI change	0.4%	(24.3)%	(6.5)%	1.7%	(10.3)%					
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:										
Same property NOI (4)	$ 135,334	$ 92,848	$ 44,384	$ 9,375	$ 281,941	$ 134,746	$ 122,705	$ 47,483	$ 9,220	$ 314,154
Less:										
Non-cash straight line rent adjustments	2,252	481	—	(225)	2,508	4,738	735	—	275	5,748
Lease value amortization	3,092	—	—	111	3,203	2,796	—	—	110	2,906
Non-cash amortization included in property operating expenses (3)	390	—	—	—	390	388	—	—	—	388
Same property cash basis NOI (4)	$ 129,600	$ 92,367	$ 44,384	$ 9,489	$ 275,840	$ 126,824	$ 121,970	$ 47,483	$ 8,835	$ 305,112
Same property cash basis NOI change	2.2%	(24.3)%	(6.5)%	7.4%	(9.6)%					

(1) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and Definitions of Certain Non-GAAP Financial Measures on page 26 for a definition of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members.

(3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in shares of RMR Inc. class A common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees expense, which is included in property operating expenses.

(4) Consists of properties owned continuously and properties owned and managed continuously by the same operator since January 1, 2018 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2019

23

CALCULATION AND RECONCILIATION OF EBITDA, EBITDA*re* AND ADJUSTED EBITDA*re*

CALCULATION AND RECONCILIATION OF EBITDA, EBITDA*re* AND ADJUSTED EBITDA*re* [1]

(amounts in thousands)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Net (loss) income	$ (35,816)	$ 31,504	$ (117,182)	$ 47,202	$ 124,988	$ (4,312)	$ 362,393
Interest expense	46,412	45,611	45,506	45,416	44,813	92,023	88,365
Income tax (benefit) expense	(35)	134	32	79	105	99	365
Depreciation and amortization	73,924	72,230	71,935	71,661	72,300	146,154	142,639
EBITDA	84,485	149,479	291	164,358	242,206	233,964	593,762
(Gain) loss on sale of properties	(17,832)	122	—	—	(80,762)	(17,710)	(261,916)
Impairment of assets	2,213	6,206	61,273	4,525	548	8,419	548
EBITDA*re*	68,866	155,807	61,564	168,883	161,992	224,673	332,394
General and administrative expense paid in common shares [2]	392	215	556	694	788	607	974
Estimated business management incentive fees [3]	—	—	(50,708)	18,751	17,610	—	31,957
Acquisition and certain other transaction related costs	903	7,814	56	51	67	8,717	87
Loss (gain) on early extinguishment of debt	17	—	—	(108)	—	17	130
Unrealized losses (gains) on equity securities, net [4]	64,448	(22,932)	106,367	(35,137)	(23,265)	41,516	(50,506)
Adjusted EBITDA*re*	$ 134,626	$ 140,904	$ 117,835	$ 153,134	$ 157,192	$ 275,530	$ 315,036

(1) See Definitions of Certain Non-GAAP Financial Measures on page 26 for a definition of EBITDA, EBITDA*re* and Adjusted EBITDA*re* and a description of why we believe they are appropriate supplemental measures.

(2) Amounts represent equity compensation awarded to our trustees, officers and certain other employees of RMR LLC.

(3) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income (loss). In calculating net income (loss) in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss), we do not include these amounts in the calculation of Adjusted EBITDA*re* until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. Adjusted EBITDA*re* includes business management incentive fee expense of $40,642 for the three months ended December 31, 2018.

(4) Unrealized (gains) losses on equity securities, net, represent the adjustment required to adjust the carrying value of our investments in RMR Inc. and Five Star common stock to their fair value as of the end of the period.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2019

24

CALCULATION AND RECONCILIATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS

SNH

CALCULATION AND RECONCILIATION OF FUNDS FROM OPERATIONS (FFO) AND NORMALIZED FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS (1)

(amounts in thousands, except per share data)

	For the Three Months Ended					For the Six Months Ended	
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018	6/30/2019	6/30/2018
Net (loss) income attributable to common shareholders	$ (37,229)	$ 30,082	$ (118,543)	$ 45,805	$ 123,587	$ (7,147)	$ 359,609
Depreciation and amortization	73,924	72,230	71,935	71,661	72,300	146,154	142,639
FFO attributable to noncontrolling interest	(5,297)	(5,297)	(5,300)	(5,300)	(5,300)	(10,594)	(10,600)
(Gain) loss on sale of properties	(17,832)	122	—	—	(80,762)	(17,710)	(261,916)
Impairment of assets	2,213	6,206	61,273	4,525	548	8,419	548
Unrealized losses (gains) on equity securities, net (2)	64,448	(22,932)	106,367	(35,137)	(23,265)	41,516	(50,506)
FFO attributable to common shareholders	80,227	80,411	115,732	81,554	87,108	160,638	179,774
Estimated business management incentive fees (3)	—	—	(50,708)	18,751	17,610	—	31,957
Acquisition and certain other transaction related costs	903	7,814	56	51	67	8,717	87
(Gain) loss on early extinguishment of debt	17	—	—	(108)	—	17	130
Normalized FFO attributable to common shareholders	$ 81,147	$ 88,225	$ 65,080	$ 100,248	$ 104,785	$ 169,372	$ 211,948
Weighted average common shares outstanding (basic)	237,580	237,568	237,568	237,511	237,487	237,574	237,483
Weighted average common shares outstanding (diluted)	237,580	237,600	237,573	237,562	237,529	237,574	237,506
Per Common Share Data (basic and diluted):							
Net (loss) income attributable to common shareholders	$ (0.16)	$ 0.13	$ (0.50)	$ 0.19	$ 0.52	$ (0.03)	$ 1.51
FFO attributable to common shareholders	$ 0.34	$ 0.34	$ 0.49	$ 0.34	$ 0.37	$ 0.68	$ 0.76
Normalized FFO attributable to common shareholders	$ 0.34	$ 0.37	$ 0.27	$ 0.42	$ 0.44	$ 0.71	$ 0.89

(1) See Definitions of Certain Non-GAAP Financial Measures on page 26 for a definition of FFO attributable to common shareholders and Normalized FFO attributable to common shareholders, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures.

(2) Unrealized (gains) losses on equity securities, net, represent the adjustment required to adjust the carrying value of our investments in RMR Inc. and Five Star common stock to their fair value as of the end of the period.

(3) Incentive fees under our business management agreement with RMR LLC are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income (loss). In calculating net income (loss) attributable to common shareholders in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income (loss) attributable to common shareholders, we do not include these amounts in the calculation of Normalized FFO attributable to common shareholders until the fourth quarter, when the amount of business management incentive fee expense for the calendar year, if any, is determined. Normalized FFO attributable to common shareholders includes business management incentive fee expense of $40,642 for the three months ended December 31, 2018.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2019

25

DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES Non-GAAP Financial Measures We present certain "non-GAAP financial measures" within the meaning of applicable Securities and Exchange Commission, or SEC, rules, including net operating income, or NOI, Cash Basis NOI, same property NOI, same property Cash Basis NOI, earnings before interest, income tax, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDAre, Adjusted EBITDAre, funds from operations attributable to common shareholders, or FFO attributable to common shareholders, normalized funds from operations attributable to common shareholders, or Normalized FFO attributable to common shareholders. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) attributable to common shareholders as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI and Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations at our properties. NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI The calculations of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI as shown on pages 19 through 23. We define NOI as income from our real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fee amortization, if any, and non-cash amortization included in property operating expenses. We calculate same property NOI and same property Cash Basis NOI in the same manner that we calculate the corresponding NOI and Cash Basis NOI amounts, except that we only include same properties in calculating same property NOI and same property Cash Basis NOI. We use NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI to evaluate individual and company wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI differently than we do. EBITDA, EBITDAre and Adjusted EBITDAre We calculate EBITDA, EBITDAre and Adjusted EBITDAre as shown on page 24. EBITDAre is calculated on the basis defined by the National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains and losses on the sale of real estate, loss on impairment of real estate assets, if any, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDAre, we adjust for the items shown on page 24 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. Other real estate companies and REITs may calculate EBITDA, EBITDAre and Adjusted EBITDAre differently than we do. FFO and Normalized FFO Attributable to Common Shareholders We calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 25. FFO attributable to common shareholders is calculated on the basis defined by Nareit, which is net income (loss) attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of properties, loss on impairment of real estate assets and unrealized gains or losses on equity securities, net, if any, plus real estate depreciation and amortization and minus FFO attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 25 and include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are known at the end of the calendar year. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our revolving credit facility and term loan agreements and our public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance, and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do. DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES FINANCIAL NON-GAAP DEFINITIONS OF CERTAIN Senior Housing Properties Trust 26 Supplemental Operating and Financial Data, June 30, 2019

Senior Housing Properties Trust 27 Supplemental Operating and Financial Data, June 30, 2019 27

PORTFOLIO SUMMARY BY GEOGRAPHIC DIVERSIFICATION AND PROPERTY TYPE Geographic Diversification Property Type (based on Gross Book Value of Real Estate Properties as of June 30, 2019) (1) (based on Q2 2019 NOI) (2) IL: 3% VA: 3% Wellness Centers: 3% NC: 3% MD: 4% WI: 4% Independent Medical Living: 23% GA: 5% Office: 23% 31 Other States + D.C.: 38% TX: 7% Assisted FL: 8% Living: 21% Life Science: 27% CA: 10% MA: 15% SNFs: 3% (1) Gross book value of real estate assets is real estate assets at cost plus certain acquisition costs, before depreciation and purchase price allocations, less impairment writedowns, if any. Excludes properties classified as held for sale, if any. (2) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount. Senior Housing Properties Trust 28 PORTFOLIO SUMMARY BY GEOGRAPHIC DIVERSIFICATION AND PROPERTY TYPE AND PROPERTY GEOGRAPHIC DIVERSIFICATION BY PORTFOLIO SUMMARY Supplemental Operating and Financial Data, June 30, 2019

PORTFOLIO SUMMARY BY PROPERTY TYPE AND TENANT

PORTFOLIO SUMMARY BY PROPERTY TYPE AND TENANT

(dollars in thousands, except investment per unit or square foot)
As of June 30, 2019

	Number of Properties	Square Feet or Number of Units	Carrying Value of Investment (1)	% of Total Investment	Investment Per Square Foot or Unit (2)	Q2 2019 Revenues (3)	% of Q2 2019 Total Revenues	Q2 2019 NOI (3) (4)	% of Q2 2019 Total NOI
Property Type:									
Life science	35	4,737,207	$ 1,956,180	22.5%	$ 413	$ 50,547	19.3%	$ 38,659	27.3%
Medical office	110	7,635,280	1,887,988	21.8%	$ 247	53,247	20.4%	32,704	23.2%
Subtotal MOBs (5)	145	12,372,487 sq. ft.	3,844,168	44.3%	$ 311	103,794	39.7%	71,363	50.5%
Independent living (6)	68	15,039	2,338,211	26.9%	$ 155,476	83,607	32.0%	32,092	22.7%
Assisted living (6)	198	14,766	2,195,158	25.3%	$ 148,663	65,151	24.9%	28,998	20.6%
Skilled nursing facilities (6)	35	3,485	123,272	1.4%	$ 35,372	4,104	1.6%	4,104	2.9%
Subtotal senior living communities	301	33,290	4,656,641	53.6%	$ 139,881	152,862	58.5%	65,194	46.2%
Wellness centers	10	812,000 sq. ft.	178,110	2.1%	$ 219	4,675	1.8%	4,675	3.3%
Total	456		$ 8,678,919	100.0%		$ 261,331	100.0%	$ 141,232	100.0%
Operator / Tenant / Managed Properties:									
Life science	35	4,737,207	$ 1,956,180	22.5%	$ 413	$ 50,547	19.3%	$ 38,659	27.3%
Medical office	110	7,635,280	1,887,988	21.8%	$ 247	53,247	20.4%	32,704	23.2%
Subtotal MOBs (5)	145	12,372,487 sq. ft.	3,844,168	44.3%	$ 311	103,794	39.7%	71,363	50.5%
Five Star (leased)	181	19,640	2,287,009	26.4%	$ 116,446	33,319	12.7%	33,319	23.6%
Brookdale Senior Living	18	940	65,912	0.7%	$ 70,119	2,026	0.8%	2,026	1.4%
9 private senior living companies (combined)	25	2,626	388,874	4.5%	$ 148,086	8,611	3.3%	8,611	6.2%
Subtotal triple net leased senior living communities	224	23,206	2,741,795	31.6%	$ 118,150	43,956	16.8%	43,956	31.2%
Managed senior living communities (7)	77	10,084	1,914,846	22.0%	$ 189,890	108,906	41.7%	21,238	15.0%
Subtotal senior living communities	301	33,290	4,656,641	53.6%	$ 139,881	152,862	58.5%	65,194	46.2%
Wellness centers	10	812,000 sq. ft.	178,110	2.1%	$ 219	4,675	1.8%	4,675	3.3%
Total	456		$ 8,678,919	100.0%		$ 261,331	100.0%	$ 141,232	100.0%

(1) Represents gross book value of real estate assets before depreciation and purchase price allocations, less impairment write downs, if any. Amounts exclude investment carrying value of 22 properties classified as held for sale as of June 30, 2019, which amounts are included in other assets, net in our condensed consolidated balance sheet.
(2) Represents carrying value of investment divided by the number of living units or rentable square feet, as applicable, at June 30, 2019.
(3) Excludes $672 of revenues and $578 of NOI from properties sold during the three months ended June 30, 2019.
(4) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount.
(5) Our MOB leases include some triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expense, and some net and modified gross leases where we are responsible for the operation and maintenance of the properties and we charge tenants for some or all of the property operating costs. A small percentage of our MOB leases are so-called "full-service" leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs.
(6) Senior living communities are categorized by the type of living units which constitute a majority of the living units at the community.
(7) These senior living communities are managed for our account and include properties leased to our taxable REIT subsidiaries, or TRSs.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2019
29

OCCUPANCY BY PROPERTY TYPE AND TENANT

OCCUPANCY BY PROPERTY TYPE AND TENANT (1)

	As of and For the Twelve Months Ended (2)				
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Property Type:					
Life science	97.8%	99.0%	98.8%	98.8%	97.6%
Medical office	91.7%	91.7%	93.6%	93.8%	93.6%
Weighted average occupancy MOBs (3)	94.0%	94.5%	95.6%	95.7%	95.1%
Independent living	85.8%	85.5%	85.3%	85.1%	85.1%
Assisted living	83.3%	83.3%	83.1%	83.2%	83.4%
Skilled nursing facilities	79.5%	79.6%	77.9%	77.3%	77.1%
Weighted average occupancy senior living communities	84.2%	84.0%	83.7%	83.6%	83.7%
Wellness centers	100.0%	100.0%	100.0%	100.0%	100.0%
Tenant / Managed Properties:					
Life science	97.8%	99.0%	98.8%	98.8%	97.6%
Medical office	91.7%	91.7%	93.6%	93.8%	93.6%
Weighted average occupancy MOBs (3)	94.0%	94.5%	95.6%	95.7%	95.1%
Five Star (leased)	83.0%	82.7%	82.2%	81.9%	82.1%
Brookdale Senior Living	83.9%	84.6%	85.1%	85.0%	84.4%
9 private senior living companies (combined)	85.0%	86.0%	85.6%	87.0%	87.5%
Weighted average occupancy triple net leased senior living communities	83.3%	83.2%	82.7%	82.7%	82.9%
Managed senior living communities (4)	86.2%	86.1%	86.1%	85.9%	85.8%
Weighted average occupancy senior living communities	84.2%	84.0%	83.7%	83.6%	83.7%
Wellness centers	100.0%	100.0%	100.0%	100.0%	100.0%

(1) Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations during the periods presented.
(2) Operating data for multi-tenant MOBs is presented as of the end of the period shown; operating data for other tenants is presented for the 12 month period ended on the dates shown, or the most recent prior 12 month period for which tenant and manager operating results are available to us.
(3) MOB occupancy data is as of quarter end and includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. MOB occupancy as of June 30, 2019 was 92.5%. As of June 30, 2019, excluding five MOBs that were held for sale, 94.0% of MOB square feet was leased.
(4) These senior living communities are managed by Five Star for our account and include properties leased to our TRSs. Occupancy for the 12 month period ended or, if shorter, from the date of acquisition through June 30, 2019, was 86.0%.

All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. Excludes historical data for periods prior to our ownership of certain properties.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2019
30

RENT COVERAGE BY TENANT (TRIPLE NET LEASED SENIOR LIVING COMMUNITIES AND WELLNESS CENTERS) (1) For the Twelve Months Ended Tenant 3/31/2019 12/31/2018 9/30/2018 6/30/2018 3/31/2018 Five Star (2) 1.55x 0.99x 1.02x 1.07x 1.13x AND WELLNESS CENTERS) Brookdale Senior Living 2.00x 2.05x 2.10x 2.15x 2.23x 9 private senior living companies (combined) 1.25x 1.25x 1.27x 1.27x 1.27x Weighted average rent coverage triple net leased senior living communities 1.52x 1.06x 1.10x 1.14x 1.19x Wellness centers 1.93x 1.99x 2.03x 1.96x 1.87x Total 1.56x 1.12x 1.16x 1.19x 1.23x (1) Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations during the periods presented. (2) Rent coverage for the twelve months ended March 31, 2019 is calculated based on the $132,000 of annualized rental income, adjusted for properties sold or classified as held for sale, payable to us by Five Star in accordance with the Transaction Agreement. All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. Excludes historical data for periods prior to our ownership of certain properties. Rent coverage is calculated as operating cash flows from our tenants' facility operations of our properties, before subordinated charges, if any, divided by rent payable to us. RENT COVERAGE BY TENANT (TRIPLE NET LEASED SENIOR LIVING COMMUNITIES RENT COVERAGE BY Senior Housing Properties Trust 31 Supplemental Operating and Financial Data, June 30, 2019

MOB PORTFOLIO SEGMENT AND SAME PROPERTY - RESULTS OF OPERATIONS
(THREE MONTHS ENDED JUNE 30, 2019 AND 2018)

MOB PORTFOLIO SEGMENT - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended June 30, 2019			As of and For the Three Months Ended June 30, 2018		
	Life Science	Medical Office	Total MOB	Life Science	Medical Office	Total MOB
Number of Buildings	35	110	145	36	119	155
Square Feet (1)	4,737	7,635	12,372	4,798	7,802	12,600
Occupancy (2)	97.9%	89.1 %	92.5 %	98.8%	93.8%	95.7%
Rental Income (3)	$ 50,547	$ 53,838	$ 104,385	$ 48,800	$ 55,054	$ 103,854
NOI (4)	$ 38,659	$ 33,201	$ 71,860	$ 37,726	$ 34,945	$ 72,671
Cash Basis NOI (4)	$ 36,521	$ 33,339	$ 69,860	$ 34,142	$ 34,631	$ 68,773
NOI Margin % (5)	76.5%	61.7 %	68.8 %	77.3%	63.5%	70.0%
Cash Basis NOI Margin % (6)	75.3%	61.6 %	67.9 %	75.4%	63.1%	68.7%
NOI % Change	2.5%	(5.0)%	(1.1)%			
Cash Basis NOI % Change	7.0%	(3.7)%	1.6 %			

MOB PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended June 30, 2019 (7)			As of and For the Three Months Ended June 30, 2018 (7)		
	Life Science	Medical Office	Total MOB	Life Science	Medical Office	Total MOB
Number of Buildings	35	105	140	35	105	140
Square Feet (1)	4,737	7,441	12,178	4,738	7,424	12,162
Occupancy (2)	97.9%	91.5 %	94.0 %	99.4%	93.6%	95.9%
Rental Income (3)	$ 50,549	$ 52,561	$ 103,110	$ 48,668	$ 52,702	$ 101,370
NOI (4)	$ 38,664	$ 32,092	$ 70,756	$ 37,722	$ 32,767	$ 70,489
Cash Basis NOI (4)	$ 36,527	$ 32,096	$ 68,623	$ 34,140	$ 32,204	$ 66,344
NOI Margin % (5)	76.5%	61.1 %	68.6 %	77.5%	62.2%	69.5%
Cash Basis NOI Margin % (6)	75.3%	60.9 %	67.8 %	75.6%	61.6%	68.1%
NOI % Change	2.5%	(2.1)%	0.4 %			
Cash Basis NOI % Change	7.0%	(0.3)%	3.4 %			

(1) Prior periods exclude space re-measurements made subsequent to those periods.
(2) Occupancy includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.
(3) Includes some triple net lease rental income.
(4) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and pages 22 - 23 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from NOI by segment.
(5) NOI margin % is defined as NOI as a percentage of rental income.
(6) Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any.
(7) Consists of MOBs owned continuously since April 1, 2018 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2019

32

MOB PORTFOLIO SEGMENT AND SAME PROPERTY - RESULTS OF OPERATIONS
(SIX MONTHS ENDED JUNE 30, 2019 AND 2018)

MOB PORTFOLIO SEGMENT - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Six Months Ended June 30, 2019			As of and For the Six Months Ended June 30, 2018		
	Life Science	Medical Office	Total MOB	Life Science	Medical Office	Total MOB
Number of Buildings	35	110	145	36	119	155
Square Feet (1)	4,737	7,635	12,372	4,798	7,802	12,600
Occupancy (2)	97.9%	89.1 %	92.5%	98.8%	93.8%	95.7%
Rental Income (3)	$ 99,326	$ 108,280	$ 207,606	$ 96,752	$ 108,253	$ 205,005
NOI (4)	$ 75,675	$ 67,229	$ 142,904	$ 74,595	$ 68,289	$ 142,884
Cash Basis NOI (4)	$ 71,371	$ 66,058	$ 137,429	$ 67,395	$ 67,830	$ 135,225
NOI Margin % (5)	76.2%	62.1 %	68.8%	77.1%	63.1%	69.7%
Cash Basis NOI Margin % (6)	75.0%	61.5 %	67.9%	75.1%	62.8%	68.4%
NOI % Change	1.4%	(1.6)%	0.0%			
Cash Basis NOI % Change	5.9%	(2.6)%	1.6%			

MOB PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Six Months Ended June 30, 2019 (7)			As of and For the Six Months Ended June 30, 2018 (7)		
	Life Science	Medical Office	Total MOB	Life Science	Medical Office	Total MOB
Number of Buildings	33	103	136	33	103	136
Square Feet (1)	4,419	7,224	11,643	4,419	7,206	11,625
Occupancy (2)	97.7%	91.4 %	93.8%	99.4%	93.6%	95.8%
Rental Income (3)	$ 94,505	$ 102,461	$ 196,966	$ 91,874	$ 102,016	$ 193,890
NOI (4)	$ 72,383	$ 62,951	$ 135,334	$ 71,589	$ 63,157	$ 134,746
Cash Basis NOI (4)	$ 68,203	$ 61,397	$ 129,600	$ 64,560	$ 62,264	$ 126,824
NOI Margin % (5)	76.6%	61.4 %	68.7%	77.9%	61.9%	69.5%
Cash Basis NOI Margin % (6)	75.4%	60.7 %	67.6%	75.9%	61.4%	68.1%
NOI % Change	1.1%	(0.3)%	0.4%			
Cash Basis NOI % Change	5.6%	(1.4)%	2.2%			

(1) Prior periods exclude space re-measurements made subsequent to those periods.
(2) Occupancy includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.
(3) Includes some triple net lease rental income.
(4) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and pages 22 - 23 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from NOI by segment.
(5) NOI margin % is defined as NOI as a percentage of rental income.
(6) Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any.
(7) Consists of MOBs owned continuously since January 1, 2018 and includes our MOB (two buildings) that is owned in a joint venture arrangement and excludes properties classified as held for sale, if any.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2019
33

TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SEGMENT AND SAME PROPERTY – RESULTS OF OPERATIONS

TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SEGMENT - RESULTS OF OPERATIONS (1)

(dollars in thousands)

	As of and For the Three Months Ended June 30,		As of and For the Six Months Ended June 30,	
	2019	2018	2019	2018
Number of Properties	224	229	224	229
Number of Units	23,206	24,318	23,206	24,318
Occupancy (2)	83.3 %	82.9%	83.3 %	82.9%
Rent Coverage (2)	1.52x	1.19x	1.52x	1.19x
Rental Income	$ 44,037	$ 66,113	$ 94,357	$ 134,088
NOI (3)	$ 44,037	$ 66,113	$ 94,357	$ 134,088
Cash Basis NOI (3)	$ 43,796	$ 65,558	$ 93,876	$ 132,914
NOI % change	(33.4)%		(29.6)%	
Cash Basis NOI % change	(33.2)%		(29.4)%	

TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SAME PROPERTY - RESULTS OF OPERATIONS (1)

(dollars in thousands)

	As of and For the Three Months Ended June 30,		As of and For the Six Months Ended June 30,	
	2019 (4)	2018 (4)	2019 (5)	2018 (5)
Number of Properties	207	207	207	207
Number of Units	21,933	21,933	21,933	21,933
Occupancy (2)	83.3 %	82.9%	83.3 %	82.9%
Rent Coverage (2)	1.52x	1.19x	1.52x	1.19x
Rental Income	$ 43,414	$ 61,360	$ 92,848	$ 122,705
NOI (3)	$ 43,414	$ 61,360	$ 92,848	$ 122,705
Cash Basis NOI (3)	$ 43,173	$ 60,992	$ 92,367	$ 121,970
NOI % change	(29.2)%		(24.3)%	
Cash Basis NOI % change	(29.2)%		(24.3)%	

(1) Includes independent and assisted living communities and SNFs.
(2) All tenant operating data presented is based upon the operating results provided by our tenants for the twelve months ended March 31, 2019 and 2018 or for the most recent prior period for which tenant operating results are available to us. Rent coverage is calculated as operating cash flows from our triple net leased tenants' facility operations of our properties, before subordinated charges, if any, divided by triple net lease minimum rents payable to us. We have not independently verified tenant operating data. Excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale during the periods presented.
(3) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and pages 22 - 23 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from NOI by segment.
(4) Consists of triple net leased senior living communities owned continuously since April 1, 2018 and excludes communities classified as held for sale, if any.
(5) Consists of triple net leased senior living communities owned continuously since January 1, 2018 and excludes communities classified as held for sale, if any.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2019
34

MANAGED SENIOR LIVING COMMUNITIES SEGMENT AND SAME PROPERTY – RESULTS OF OPERATIONS

MANAGED SENIOR LIVING COMMUNITIES SEGMENT - RESULTS OF OPERATIONS

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended June 30,		As of and For the Six Months Ended June 30,	
	2019	2018	2019	2018
Number of Properties (1)	77	75	77	75
Number of Units (1)	10,084	9,510	10,084	9,510
Occupancy	85.4 %	86.1%	85.8 %	86.0%
Average Monthly Rate (2)	$ 4,171	$ 4,244	$ 4,222	$ 4,276
Average Monthly Rate % Change	(1.7)%		(1.3)%	
Residents Fees and Services	$ 108,906	$ 102,617	$ 216,951	$ 204,659
Property Operating Expenses	(87,668)	(78,873)	(172,713)	(156,033)
NOI (3)	$ 21,238	$ 23,744	$ 44,238	$ 48,626
NOI Margin % (4)	19.5 %	23.1%	20.4 %	23.8%
NOI % Change	(10.6)%		(9.0)%	

MANAGED SENIOR LIVING COMMUNITIES SAME PROPERTY - RESULTS OF OPERATIONS

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended June 30,		As of and For the Six Months Ended June 30,	
	2019 (5)	2018 (5)	2019 (6)	2018 (6)
Number of Properties	72	72	70	70
Number of Units	9,274	9,274	9,059	9,059
Occupancy	85.7 %	86.1%	85.9 %	85.9%
Average Monthly Rate (2)	$ 4,246	$ 4,243	$ 4,291	$ 4,279
Average Monthly Rate % Change	0.1 %		0.3 %	
Residents Fees and Services	$ 102,305	$ 102,599	$ 201,516	$ 200,561
Property Operating Expenses	(80,589)	(78,809)	(157,132)	(153,078)
NOI (3)	$ 21,716	$ 23,790	$ 44,384	$ 47,483
NOI Margin % (4)	21.2 %	23.2%	22.0 %	23.7%
NOI % Change	(8.7)%		(6.5)%	

(1) Includes only those managed senior living communities owned and managed for our account during the periods presented.
(2) Average monthly rate is calculated by taking the average daily rate, which is defined as total residents fees and services divided by occupied units during the period, and multiplying it by 30 days.
(3) See page 19 for the calculation of NOI and a reconciliation of net income (loss) determined in accordance with GAAP to that amount, and pages 22 -23 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from NOI by segment.
(4) NOI margin % is defined as NOI as a percentage of residents fees and services.
(5) Consists of managed senior living communities owned and managed by the same operator continuously since April 1, 2018 and excludes communities classified as held for sale, if any.
(6) Consists of managed senior living communities owned and managed by the same operator continuously since January 1, 2018 and excludes communities classified as held for sale, if any.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2019
35

MOB LEASING SUMMARY

MOB LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	6/30/2019	3/31/2019	12/31/2018	9/30/2018	6/30/2018
Buildings	145	153	155	155	155
Total sq. ft. (1)	12,372	12,547	12,600	12,600	12,600
Occupancy (2)	92.5%	94.0%	94.5%	95.6%	95.7%
Leasing Activity (sq. ft.):					
New leases	31	51	53	86	106
Renewals	281	447	143	308	88
Total	312	498	196	394	194
Rental Rate on New and Renewed Leases per Sq. Ft.:					
New leases	$ 30.18	$ 24.88	$ 25.48	$ 22.12	$ 23.41
Renewals	$ 44.76	$ 25.03	$ 27.77	$ 24.71	$ 37.85
Average net annual rent	$ 43.32	$ 25.01	$ 27.15	$ 24.14	$ 29.94
Leasing Costs and Concession Commitments (3):					
New leases	$ 1,496	$ 1,857	$ 1,434	$ 4,128	$ 2,381
Renewals	892	12,518	949	7,113	2,193
Total	$ 2,388	$ 14,375	$ 2,383	$ 11,241	$ 4,574
Leasing Costs and Concession Commitments per Sq. Ft. (3):					
New leases	$ 48.69	$ 36.28	$ 26.90	$ 47.90	$ 22.39
Renewals	$ 3.17	$ 28.01	$ 6.62	$ 23.08	$ 25.00
All new and renewed leases	$ 7.66	$ 28.86	$ 12.12	$ 28.51	$ 23.57
Weighted Average Lease Term (years) (4):					
New leases	7.3	5.0	6.1	8.2	4.5
Renewals	15.8	8.9	3.0	6.2	6.2
All new and renewed leases	15.3	8.5	3.8	6.6	5.5
Leasing Costs and Concession Commitments per Sq. Ft. per Year (3):					
New leases	$ 6.68	$ 7.20	$ 4.53	$ 6.60	$ 5.01
Renewals	$ 0.20	$ 3.16	$ 2.33	$ 3.77	$ 4.12
All new and renewed leases	$ 0.50	$ 3.40	$ 3.29	$ 4.47	$ 4.54

(1) Square feet measurements are subject to modest changes when space is periodically remeasured or reconfigured for new tenants.
(2) Occupancy includes (i) space being fitted out for occupancy and (ii) space which is leased but is not occupied or is being offered for sublease by tenants.
(3) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent.
(4) Weighted based on annualized rental income pursuant to existing leases as of June 30, 2019, including straight line rent adjustments and estimated recurring expense reimbursements and excluding lease value amortization.

The above leasing summary is based on leases entered into during the periods indicated.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2019

36

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME

TENANTS REPRESENTING 1% OR MORE OF TOTAL ANNUALIZED RENTAL INCOME

(dollars in thousands)

As of June 30, 2019

	Tenant	Facility Type		Annualized Rental Income (1)	% of Annualized Rental Income (1)	Expiration
1	Five Star Senior Living Inc. (2)	Senior living	$	131,170	19.4%	2019
2	Vertex Pharmaceuticals Inc. (3)	MOB - Life science		94,251	13.9%	2028
3	Advocate Aurora Health	MOB - Medical office		16,896	2.5%	2024
4	Cedars-Sinai Medical Center	MOB - Medical office		15,265	2.3%	2019 - 2032
5	Pacifica Senior Living, LLC	Senior living		11,375	1.7%	2023
6	Life Time Athletic	Wellness center		10,550	1.6%	2028
7	The Scripps Research Institute (4)	MOB - Life science		10,195	1.5%	2019
8	Brookdale Senior Living, Inc.	Senior living		9,850	1.5%	2032
9	Ology Bioservices, Inc.	MOB - Medical office		8,324	1.2%	2041
10	Starmark Holdings, LLC	Wellness center		7,929	1.2%	2023
11	HCA Holdings Inc	MOB - Medical office		7,182	1.1%	2020 - 2029
12	Medtronic, Inc.	MOB - Medical office		6,980	1.0%	2020 - 2029
	All Other Tenants (5)			345,924	51.1%	2019 - 2035
	Total Tenants		$	675,891	100.0%	

(1) Annualized rental income is based on rents pursuant to existing leases as of June 30, 2019. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our MOBs and wellness centers.

(2) Pursuant to the Transaction Agreement and subject to certain conditions and the receipt of various approvals, effective January 1, 2020, our existing five master leases for our senior living communities that are leased to Five Star, as well as the existing management arrangements with Five Star for these senior living communities that Five Star currently manages for us will be terminated and replaced with new management agreements for all Five Star operated senior living communities. Pursuant to the Transaction Agreement, the aggregate monthly minimum rent payable to us by Five Star under our existing five master leases with Five Star was reduced to $10,931 as a result of dispositions, as of June 30, 2019, and may be further reduced for additional dispositions in accordance with the Transaction Agreement.

(3) The property leased by this tenant is owned in a joint venture arrangement in which we own a 55% equity interest. Rental income presented includes 100% of rental income as reported under GAAP.

(4) This tenant vacated in July 2019 the 164,091 of aggregate square feet leased previously to that former tenant. The releasing of this space may take significant capital expenditures and time to reposition these properties.

(5) Includes NOI for the three months ended June 30, 2019, annualized, from our managed senior living communities.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2019
37

LEASE EXPIRATION SCHEDULE

LEASE EXPIRATION SCHEDULE [1]

(dollars in thousands)

As of June 30, 2019

MOB Annualized Rental Income Expiring

Year	Annualized Rental Income[2] [3]	Percent of Total Annualized Rental Income Expiring	Cumulative Percentage of Annualized Rental Income Expiring
2019	$ 22,930	5.8%	5.8%
2020	34,193	8.6%	14.4%
2021	28,778	7.3%	21.7%
2022	35,485	9.0%	30.7%
2023	21,193	5.4%	36.1%
2024	48,686	12.3%	48.4%
2025	19,128	4.8%	53.2%
2026	26,180	6.6%	59.8%
2027	10,354	2.6%	62.4%
Thereafter	148,535	37.6%	100.0%
Total	$ 395,462	100.0%	

Average remaining lease term (weighted by rent): 6.4 years

MOB Square Feet with Leases Expiring

Year	Square Feet [3] [4]	Percent of Total Square Feet Expiring	Cumulative Percentage of Total Square Feet Expiring
2019	490,547	4.3%	4.3%
2020	1,435,303	12.5%	16.8%
2021	872,550	7.6%	24.4%
2022	1,268,180	11.1%	35.5%
2023	1,057,239	9.2%	44.7%
2024	1,761,862	15.4%	60.1%
2025	800,948	7.0%	67.1%
2026	899,800	7.9%	75.0%
2027	412,573	3.6%	78.6%
Thereafter	2,445,439	21.4%	100.0%
Total	11,444,441	100.0%	

(1) Lease expiration data for our triple net leased senior living communities and wellness centers is not included in the table above because, except for (i) the expected change in the lease expiration data under our existing five master leases with Five Star from various dates to January 1, 2020 and (ii) the renewal of a lease for one of our SNFs to a private operator for a 10 year term, which expires June 2029, there were no changes to our lease expiration schedules for our triple net leased senior living communities and wellness centers from those reported in our first quarter 2019 supplemental operating and financial data.

(2) Annualized rental income is based on rents pursuant to existing leases as of June 30, 2019, including straight line rent adjustments, estimated recurring expense reimbursements for certain net and modified gross leases and excluding lease value amortization at certain of our MOBs. Rental income amounts also include 100% of rental income as reported under GAAP from a property owned in a joint venture arrangement in which we own a 55% equity interest.

(3) Includes one MOB tenant with aggregate annualized rental income of $10,195 that vacated in July 2019 and the 164,091 of aggregate square feet leased previously to that former tenant.

(4) Includes 100% of square feet from a property owned in a joint venture arrangement in which we own a 55% equity interest.

Senior Housing Properties Trust
Supplemental Operating and Financial Data, June 30, 2019

38

WARNING CONCERNING FORWARD-LOOKING STATEMENTS This presentation of supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. For example: • We entered into the Transaction Agreement to modify our existing business arrangements with Five Star, and certain of the transactions contemplated by the Transaction Agreement are expected to be effective January 1, 2020. These transactions are subject to conditions, including, among others, the receipt of certain licensing and other regulatory approvals. We cannot be sure that any or all of these conditions will be satisfied. Accordingly, these transactions may not become effective as of January 1, 2020 or at all, or the terms of such transactions may change. • We have classified certain assets as held for sale as of June 30, 2019, and we have noted that the rent payable to us by Five Star under our existing master leases may be reduced if additional properties subject to those leases are sold. This may imply that all of the properties that we have classified as held for sale will be sold; however, any such sales may not occur and we may incur losses with respect to such sales or those assets. • We have two MOBs, 28 SNFs, one independent living facility and three assisted living facilities under agreements to sell for an aggregate sales price of approximately $157.0 million, excluding closing costs. These sales are subject to conditions. These conditions may not be met and these sales may not occur or may be delayed or their terms may change. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. WARNING CONCERNING FORWARD-LOOKING STATEMENTS CONCERNING FORWARD-LOOKING WARNING Senior Housing Properties Trust 39 Supplemental Operating and Financial Data, June 30, 2019